SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2004

Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3103 Philmont Avenue, Huntingdon Valley, PA	19006

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 938-8000

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Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

     The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Item

99.1*	Summary of guidance to be given by the Company on its conference call at 2:00PM (EST) on May 26, 2004 related to its expected results of operations for its fiscal 2004
.

Item 9.	REGULATION FD DISCLOSURE

     On May 26, 2004, Toll Brothers, Inc. will host a conference call for investors to discuss the results of operations for its six-month and three-month periods ended April 30, 2004, and to discuss the expected results of operations for its fiscal year ending October 31, 2004. A summary of the guidance to be given relating to its expected results of operations for fiscal 2004 is attached hereto as Exhibit 99.1 to this report.

     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* Filed electronically herewith.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC

Dated: May 26, 2004	By: Joseph R. Sicree

Joseph R. Sicree Vice President, Chief Accounting Officer